UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 23, 2005

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

          Indiana                       0-12422                  35-1562245
State or Other Jurisdiction of     Commission File No.        I.R.S. Employer
Incorporation or Organization                              Identification Number
                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.             Regulation FD Disclosure

On August 23, 2005, MainSource Financial Group, Inc. (the "Company"), issued a press release announcing that it had executed a definitive agreement to merge Union Community Bancorp into MainSource Financial Group, Inc. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits

    (c) The following exhibit is furnished with this report:

         Exhibit No.       Description

         99.1 MainSource Financial Group, Inc.'s press release dated August 23, 2005.

                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           MAINSOURCE FINANCIAL GROUP, INC.

Date:    August  23, 2005                  By:  /s/ James L. Saner, Sr.
                                           -------------------------------------
                                           James L. Saner, Sr.
                                           President and Chief Executive Officer